Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Non-interest revenues
Discount revenue (A)	$6,835	$7,149	$6,369	$6,044	$5,001	37
Net card fees (B)	1,423	1,344	1,312	1,286	1,253	14
Service fees and other revenue (C)	906	1,134	839	705	638	42
Processed revenue (D)	372	410	414	390	342	9
Total non-interest revenues	9,536	10,037	8,934	8,425	7,234	32
Interest income
Interest on loans	2,473	2,356	2,256	2,094	2,144	15
Interest and dividends on investment securities	13	17	18	24	24	(46)
Deposits with banks and other	34	27	27	22	24	42
Total interest income	2,520	2,400	2,301	2,140	2,192	15
Interest expense
Deposits	122	102	109	113	134	(9)
Long-term debt and other	199	190	198	209	228	(13)
Total interest expense	321	292	307	322	362	(11)
Net interest income	2,199	2,108	1,994	1,818	1,830	20
Total revenues net of interest expense	11,735	12,145	10,928	10,243	9,064	29
Provisions for credit losses
Card Member receivables	80	74	(12)	(125)	(10)	#
Card Member loans	(111)	(9)	(177)	(396)	(573)	81
Other	(2)	(12)	(2)	(85)	(92)	98
Total provisions for credit losses	(33)	53	(191)	(606)	(675)	95
Total revenues net of interest expense after provisions for credit losses	11,768	12,092	11,119	10,849	9,739	21

Expenses
Card Member rewards	3,111	3,032	3,020	2,712	2,243	39
Business development	1,043	1,128	943	889	802	30
Card Member services	626	665	579	432	317	97
Marketing (B)	1,224	1,585	1,412	1,330	964	27
Salaries and employee benefits	1,654	1,654	1,497	1,539	1,550	7
Professional services	472	607	490	458	403	17
Data processing and equipment	600	659	613	577	582	3
Other, net	326	456	115	(28)	(115)	#
Total expenses	9,056	9,786	8,669	7,909	6,746	34
Pretax income	2,712	2,306	2,450	2,940	2,993	(9)
Income tax provision	613	587	624	660	758	(19)
Net income	$2,099	$1,719	$1,826	$2,280	$2,235	(6)
Net income attributable to common shareholders (E)	$2,069	$1,679	$1,783	$2,249	$2,206	(6)
Effective tax rate	22.6%	25.5%	25.5%	22.4%	25.3%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.73	$2.19	$2.27	$2.81	$2.74	—
Average common shares outstanding	757	768	786	801	804	(6)
Diluted
Net income attributable to common shareholders	$2.73	$2.18	$2.27	$2.80	$2.74	—
Average common shares outstanding	758	769	787	802	805	(6)
Cash dividends declared per common share	$0.52	$0.43	$0.43	$0.43	$0.43	21
# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Assets
Cash & cash equivalents	$28	$22	$28	$31	$40	(30)
Card Member receivables, less reserves	53	54	49	48	42	26
Card Member loans, less reserves	86	85	74	72	66	30
Investment securities	4	3	10	12	21	(81)
Other (F)	25	25	23	24	24	4
Total assets	$196	$189	$184	$187	$193	2

Liabilities and Shareholders' Equity
Customer deposits	$91	$84	$84	$85	$89	2
Short-term borrowings	2	2	2	2	2	—
Long-term debt	38	39	34	37	42	(10)
Other (F)	43	42	40	37	36	19
Total liabilities	174	167	160	161	169	3

Shareholders' Equity	22	22	24	26	24	(8)
Total liabilities and shareholders' equity	$196	$189	$184	$187	$193	2

Return on average equity (G)	37.7%	33.7%	29.2%	36.5%	37.7%
Return on average common equity (G)	40.0%	35.8%	31.0%	38.4%	39.9%
Book value per common share (dollars)	$27.56	$27.05	$28.39	$30.02	$28.46	(3)

See Appendix VI for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21
Shares Outstanding (in millions)
Beginning of period	761	778	798	803	805
Repurchase of common shares	(8)	(17)	(20)	(6)	(3)
Net impact of employee benefit plans and others	2	—	—	1.0	1
End of period	755	761	778	798	803

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.4%	10.5%	12.6%	14.2%	14.8%
Tier 1	11.4%	11.5%	14.2%	15.3%	16.0%
Total	12.8%	12.9%	15.7%	16.8%	17.5%

Common Equity Tier 1	$17.6	$17.6	$19.1	$21.0	$20.0
Tier 1 Capital	$19.3	$19.2	$21.4	$22.6	$21.6
Tier 2 Capital	$2.4	$2.3	$2.2	$2.2	$2.1
Total Capital	$21.6	$21.5	$23.7	$24.8	$23.6
RWA	$169.4	$166.5	$150.7	$147.5	$135.1
Tier 1 Leverage	10.4%	10.5%	11.8%	12.2%	11.4%
Average Total Assets to calculate the Tier 1 Leverage Ratio (H)	$185.3	$183.5	$182.1	$185.6	$189.3

See Appendix VI for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Network volumes (I)
U.S.	$244.5	$256.2	$232.0	$222.6	$186.2	31
Outside the U.S.	105.8	111.9	98.7	93.5	83.1	27
Total	$350.3	$368.1	$330.7	$316.1	$269.3	30
Billed business (I)	$301.0	$316.2	$280.4	$267.8	$225.4	34
Processed volumes (I)	49.3	51.9	50.3	48.3	43.9	12
Total	$350.3	$368.1	$330.7	$316.1	$269.3	30
Cards-in-force (millions) (J)
U.S.	57.7	56.4	56.0	54.8	54.1	7
Outside the U.S.	66.9	65.3	63.2	60.2	58.8	14
Total	124.6	121.7	119.2	115.0	112.9	10
Proprietary	72.8	71.4	70.6	69.6	69.0	6
Basic cards-in-force (millions) (J)
U.S.	45.4	44.3	44.0	43.0	42.4	7
Outside the U.S.	57.9	56.4	54.3	51.2	49.8	16
Total	103.3	100.7	98.3	94.2	92.2	12
Average proprietary basic Card Member spending (dollars)
U.S.	$5,965	$6,351	$5,771	$5,607	$4,723	26
Outside the U.S.	$4,165	$4,502	$3,893	$3,686	$3,170	31
Average	$5,452	$5,822	$5,231	$5,051	$4,270	28
Card Member loans
U.S.	$77.2	$76.9	$67.5	$66.2	$61.6	25
Outside the U.S.	11.6	11.7	9.5	9.4	8.5	36
Total	$88.8	$88.6	$77.0	$75.6	$70.1	27

Average discount rate (K)	2.32%	2.30%	2.32%	2.30%	2.26%
Average fee per card (dollars) (L)	$79	$76	$75	$74	$73	8

See Appendix VI for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Worldwide Card Member loans
U.S.	$77.2	$76.9	$67.5	$66.2	$61.6	25
Outside the U.S.	$11.6	$11.7	$9.5	$9.4	$8.5	36
Total loans	$88.8	$88.6	$77.0	$75.6	$70.1	27
Credit loss reserves (millions)
Beginning balance	$3,305	$3,489	$3,835	$4,467	$5,344	(38)
Provisions - principal, interest and fees	(111)	(9)	(177)	(396)	(573)	81
Net write-offs - principal less recoveries	(165)	(128)	(118)	(185)	(241)	(32)
Net write-offs - interest and fees less recoveries	(50)	(43)	(43)	(58)	(63)	(21)
Other (M)	2	(4)	(8)	7	—	—
Ending balance	$2,981	$3,305	$3,489	$3,835	$4,467	(33)
% of loans	3.4%	3.7%	4.5%	5.1%	6.4%
% of past due	455%	555%	666%	782%	723%
Average loans	$86.8	$82.9	$76.4	$72.8	$70.7	23
Net write-off rate (principal only) (N)	0.8%	0.6%	0.6%	1.0%	1.4%
Net write-off rate (principal, interest and fees) (N)	1.0%	0.8%	0.8%	1.3%	1.7%
30+ days past due as a % of total (O)	0.7%	0.7%	0.7%	0.6%	0.9%

Net interest income divided by average Card Member loans (P)	10.1%	10.2%	10.4%	10.0%	10.4%
Net interest yield on average Card Member loans (P)	10.5%	10.3%	10.8%	10.6%	11.3%

Worldwide Card Member receivables
U.S.	$38.2	$38.4	$34.8	$33.9	$30.1	27
Outside the U.S.	$15.0	$15.2	$14.0	$13.7	$11.9	26
Total receivables	$53.2	$53.6	$48.8	$47.6	$42.0	27
Credit loss reserves (millions)
Beginning balance	$64	$30	$73	$202	$267	(76)
Provisions - principal and fees	80	74	(12)	(125)	(10)	#
Net write-offs - principal and fees less recoveries (Q)	(67)	(40)	(32)	(4)	(53)	26
Other (M)	(1)	—	1	—	(2)	(50)
Ending balance	$76	$64	$30	$73	$202	(62)
% of receivables	0.1%	0.1%	0.1%	0.2%	0.5%
Net write-off rate (principal and fees) (N)(Q)	0.5%	0.3%	0.3%	—%	0.5%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (N)(R)	0.6%	0.4%	0.3%	0.3%	0.6%
Net write-off rate, excluding GCP (principal only) (N)(R)	0.6%	0.3%	0.2%	0.3%	0.5%
30+ days past due as a % of total, excluding GCP (O)(R)	0.8%	0.6%	0.5%	0.5%	0.6%

Other loans (F)
Total other loans	$3.3	$2.9	$2.4	$2.2	$2.3	43
Credit loss reserves (millions)
Beginning balance	$52	$66	$72	$143	$238	(78)
Provisions	(2)	(12)	(5)	(65)	(82)	98
Net write-offs	(2)	(2)	—	(5)	(14)	(86)
Other (M)	—	—	(1)	(1)	1	#
Ending balance	$48	$52	$66	$72	$143	(66)
% of other loans	1.5%	1.8%	2.8%	3.3%	6.2%

Other receivables (F)
Total other receivables	$2.7	$2.7	$2.7	$2.9	$2.4	13
Credit loss reserves (millions)
Beginning balance	$25	$33	$39	$67	$85	(71)
Provisions	—	—	3	(20)	(10)	#
Net write-offs	(3)	(8)	(9)	(8)	(8)	(63)
Ending balance	$22	$25	$33	$39	$67	(67)
% of other receivables	0.8%	0.9%	1.2%	1.3%	2.8%

# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG) (S)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS) (S)	Corporate and Other	Consolidated
Q1'22
Non-interest revenues	$5,049	$3,180	$1,356	$(49)	$9,536
Interest income	2,040	436	2	42	2,520
Interest expense	192	122	(44)	51	321
Total revenues net of interest expense	6,897	3,494	1,402	(58)	11,735
Total provisions for credit losses	(55)	21	—	1	(33)
Total revenues net of interest expense after provisions for credit losses	6,952	3,473	1,402	(59)	11,768
Total expenses	5,217	2,669	715	455	9,056
Pretax income (loss)	1,735	804	687	(514)	2,712
Q1'21
Non-interest revenues	$3,809	$2,442	$1,061	$(78)	$7,234
Interest income	1,808	336	4	44	2,192
Interest expense	188	116	(17)	75	362
Total revenues net of interest expense	5,429	2,662	1,082	(109)	9,064
Total provisions for credit losses	(503)	(161)	(10)	(1)	(675)
Total revenues net of interest expense after provisions for credit losses	5,932	2,823	1,092	(108)	9,739
Total expenses	3,787	2,148	707	104	6,746
Pretax income (loss)	2,145	675	385	(212)	2,993
YOY % change
Non-interest revenues	33	30	28	37	32
Interest income	13	30	(50)	(5)	15
Interest expense	2	5	#	(32)	(11)
Total revenues net of interest expense	27	31	30	47	29
Total provisions for credit losses	89	#	#	#	95
Total revenues net of interest expense after provisions for credit losses	17	23	28	45	21
Total expenses	38	24	1	#	34
Pretax income (loss)	(19)	19	78	#	(9)

# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (T)
	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21
Worldwide
Network volumes (I)	30%	29%	29%	50%	(6)%	32%	30%	29%	46%	(8)%
Total billed business (I)	34	32	31	53	(7)	35	33	31	51	(9)
Consumer billed business	37	34	34	62	(4)	39	35	34	58	(6)
Commercial billed business	30	29	28	45	(10)	32	30	28	43	(12)
Processed volumes (I)	12	13	20	33	3	15	15	18	26	(1)

U.S.
Network volumes (I)	31	31	33	53	(4)	n/a	n/a	n/a	n/a	n/a
Total billed business (I)	33	33	32	53	(5)	n/a	n/a	n/a	n/a	n/a
Consumer billed business	38	37	37	63	(2)	n/a	n/a	n/a	n/a	n/a
Commercial billed business	30	29	28	44	(8)	n/a	n/a	n/a	n/a	n/a

Outside the U.S.
Network volumes (I)	27	23	22	42	(10)	33	26	20	32	(15)
Total billed business (I)	34	29	28	55	(14)	41	32	25	43	(20)
Consumer billed business	36	28	27	59	(10)	43	32	24	46	(17)
Commercial billed business	32	30	28	49	(20)	39	34	27	38	(26)
Asia Pacific, Australia & New Zealand network volumes	13	12	10	28	—	19	16	10	20	(7)
Latin America, Canada & Caribbean network volumes	39	36	39	55	(19)	40	38	35	45	(18)
Europe, the Middle East & Africa network volumes	50	38	36	66	(21)	57	40	31	51	(27)

Merchant Industry Metrics
Worldwide billed business (I)
Goods & Services (G&S)-related (77% of Q1'22 worldwide billed business)	19	19	18	34	8	21	19	18	31	6
T&E-related (23% of Q1'22 worldwide billed business)	119	130	126	347	(49)	121	132	124	340	(50)
Airline-related (5% of Q1'22 worldwide billed business)	241	271	429	#	(72)	246	274	426	#	(73)

U.S. billed business (I)
G&S-related (77% of Q1'22 U.S. billed business)	20	20	19	33	7	n/a	n/a	n/a	n/a	n/a
T&E-related (23% of Q1'22 U.S. billed business)	110	134	141	350	(43)	n/a	n/a	n/a	n/a	n/a
Airline-related (5% of Q1'22 U.S. billed business)	217	264	421	#	(67)	n/a	n/a	n/a	n/a	n/a
# - Denotes a variance of 1,000 percent or more.

See Appendix VI for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information (S)
(Millions, except percentages)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Non-interest revenues	$5,049	$5,181	$4,704	$4,466	$3,809	33
Interest income	2,040	1,955	1,879	1,749	1,808	13
Interest expense	192	181	174	174	188	2
Net interest income	1,848	1,774	1,705	1,575	1,620	14
Total revenues net of interest expense	6,897	6,955	6,409	6,041	5,429	27
Total provisions for credit losses	(55)	27	(126)	(343)	(503)	89
Total revenues net of interest expense after provisions for credit losses	6,952	6,928	6,535	6,384	5,932	17
Total expenses	5,217	5,619	5,043	4,500	3,787	38
Pretax segment income	$1,735	$1,309	$1,492	$1,884	$2,145	(19)

(Billions, except percentages and where indicated)
Billed business (I)
U.S.	$122.7	$129.5	$114.9	$110.8	$89.0	38
Outside the U.S.	$41.1	$44.6	$38.2	$35.8	$30.3	36
Total	$163.8	$174.1	$153.1	$146.6	$119.3	37
Proprietary cards-in-force (millions) (J)
U.S.	39.8	39.0	38.7	38.1	37.8	5
Outside the U.S.	17.2	17.0	16.8	16.7	16.7	3
Total	57.0	56.0	55.5	54.8	54.5	5
Proprietary basic cards-in-force (millions) (J)
U.S.	27.9	27.3	27.2	26.9	26.7	4
Outside the U.S.	12.1	11.9	11.7	11.6	11.6	4
Total	40.0	39.2	38.9	38.5	38.3	4
Average proprietary basic Card Member spending (dollars)
U.S	$4,444	$4,755	$4,255	$4,138	$3,336	33
Outside the U.S.	$3,434	$3,770	$3,278	$3,087	$2,616	31
Average	$4,138	$4,457	$3,960	$3,821	$3,118	33

Segment assets	$101.0	$102.1	$91.8	$89.7	$81.9	23

Card Member loans
Total loans
U.S.	$59.1	$59.8	$52.6	$51.8	$48.3	22
Outside the U.S.	$10.4	$10.7	$9.0	$8.8	$8.0	30
Total	$69.5	$70.5	$61.6	$60.6	$56.3	23

Average loans
U.S.	$58.1	$56.1	$52.3	$49.9	$49.0	19
Outside the U.S.	$10.4	$10.0	$8.9	$8.4	$8.3	25
Total	$68.5	$66.1	$61.2	$58.3	$57.3	20

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (N)	0.8%	0.6%	0.5%	0.9%	1.3%
Net write-off rate (principal, interest and fees) (N)	1.0%	0.8%	0.8%	1.2%	1.6%
30+ days past due as a % of total (O)	0.8%	0.7%	0.7%	0.6%	0.9%
Outside the U.S.
Net write-off rate (principal only) (N)	1.0%	0.9%	1.3%	2.2%	2.5%
Net write-off rate (principal, interest and fees) (N)	1.3%	1.2%	1.7%	2.9%	3.2%
30+ days past due as a % of total (O)	0.9%	0.8%	1.0%	1.1%	1.6%
Total
Net write-off rate (principal only) (N)	0.8%	0.6%	0.7%	1.1%	1.4%
Net write-off rate (principal, interest and fees) (N)	1.1%	0.9%	0.9%	1.5%	1.8%
30+ days past due as a % of total (O)	0.8%	0.7%	0.7%	0.7%	1.0%

Net interest income divided by average Card Member loans (P)	10.8%	10.7%	11.1%	10.8%	11.3%
Net interest yield on average Card Member loans (P)
U.S.	11.3%	11.2%	11.6%	11.4%	12.1%
Outside the U.S.	9.3%	8.0%	9.3%	9.9%	10.9%
Total	11.0%	10.7%	11.3%	11.1%	11.9%

Card Member receivables
U.S.	$13.4	$14.7	$12.6	$12.9	$11.2	20
Outside the U.S.	$7.2	$7.7	$6.9	$7.0	$6.0	20
Total receivables	$20.6	$22.4	$19.5	$19.9	$17.2	20

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (N)	0.2%	0.2%	—%	—%	—%
Net write-off rate (principal and fees) (N)	0.3%	0.2%	0.1%	—%	0.1%
30+ days past due as a % of total (O)	0.6%	0.4%	0.4%	0.3%	0.4%
Outside the U.S.
Net write-off rate (principal only) (N)	0.9%	0.5%	0.6%	1.0%	1.3%
Net write-off rate (principal and fees) (N)	0.9%	0.6%	0.7%	1.1%	1.4%
30+ days past due as a % of total (O)	1.0%	0.7%	0.7%	0.7%	0.9%
Total
Net write-off rate (principal only) (N)	0.5%	0.3%	0.2%	0.3%	0.5%
Net write-off rate (principal and fees) (N)	0.5%	0.3%	0.3%	0.4%	0.6%
30+ days past due as a % of total (O)	0.7%	0.5%	0.5%	0.4%	0.6%

See Appendix VI for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Non-interest revenues	$3,180	$3,257	$2,975	$2,811	$2,442	30
Interest income	436	401	378	345	336	30
Interest expense	122	111	111	111	116	5
Net interest income	314	290	267	234	220	43
Total revenues net of interest expense	3,494	3,547	3,242	3,045	2,662	31
Total provisions for credit losses (Q)	21	25	(66)	(236)	(161)	#
Total revenues net of interest expense after provisions for credit losses	3,473	3,522	3,308	3,281	2,823	23
Total expenses	2,669	2,822	2,594	2,446	2,148	24
Pretax segment income (loss)	$804	$700	$714	$835	$675	19

(Billions, except percentages and where indicated)
Billed business (I)	$135.7	$140.9	$126.1	$119.9	$104.0	30
Proprietary cards-in-force (millions) (J)	15.8	15.4	15.1	14.8	14.5	9
Average Card Member spending (dollars)	$8,682	$9,235	$8,447	$8,180	$7,159	21

Segment assets	$55.6	$52.9	$48.2	$46.4	$42.4	31

Card Member loans
Total loans	$19.4	$18.1	$15.4	$15.0	$13.8	41
Total loans - Global Small Business Services (GSBS)	$19.3	$18.0	$15.3	$15.0	$13.8	40
30+ days past due as a % of total - GSBS (O)	0.6%	0.5%	0.5%	0.4%	0.6%
Average loans - GSBS	$18.2	$16.7	$15.2	$14.4	$13.4	36
Net write-off rate (principal only) - GSBS (N)	0.6%	0.5%	0.5%	0.6%	1.0%
Net write-off rate (principal, interest and fees) - GSBS (N)	0.7%	0.6%	0.6%	0.7%	1.2%

Net interest income divided by average Card Member loans (P)	6.9%	6.9%	7.0%	6.5%	6.5%
Net interest yield on average Card Member loans (P)	8.6%	8.5%	8.8%	8.3%	8.7%

Card Member receivables
Total receivables	$32.5	$31.3	$29.3	$27.7	$24.8	31
Net write-off rate (principal and fees) (N)(Q)	0.5%	0.3%	0.2%	(0.2)%	0.5%
Total receivables - GCP (R)	$14.5	$13.3	$12.5	$11.7	$10.5	38
90+ days past billing as a % of total - GCP (O)(R)	0.3%	0.3%	0.3%	0.3%	0.4%
Net write-off rate (principal and fees) - GCP (N)(Q)(R)	0.2%	0.2%	0.2%	(0.9)%	0.4%
Total receivables - GSBS	$18.0	$18.0	$16.8	$15.9	$14.3	26
30+ days past due as a % of total - GSBS (O)	0.9%	0.7%	0.6%	0.5%	0.6%
Net write-off rate (principal only) - GSBS (N)	0.7%	0.3%	0.2%	0.2%	0.5%
Net write-off rate (principal and fees) - GSBS (N)	0.8%	0.4%	0.3%	0.3%	0.5%
# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information (S)
(Millions, except percentages)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Non-interest revenues	$1,356	$1,416	$1,278	$1,204	$1,061	28
Interest income	2	4	4	4	4	(50)
Interest expense	(44)	(31)	(24)	(20)	(17)	#
Net interest income	46	35	28	24	21	#
Total revenues net of interest expense	1,402	1,451	1,306	1,228	1,082	30
Total provisions for credit losses	—	—	—	(27)	(10)	#
Total revenues net of interest expense after provisions for credit losses	1,402	1,451	1,306	1,255	1,092	28
Total expenses	715	946	779	728	707	1
Pretax segment income	$687	$505	$527	$527	$385	78

(Billions)
Segment assets	$16.1	$15.2	$14.2	$14.2	$13.6	18

# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21
ROE
Annualized Net income	$8,396	$8,060	$7,304	$9,120	$8,940
Average shareholders' equity	$22,280	$23,910	$24,982	$24,994	$23,716
Return on average equity (G)	37.7%	33.7%	29.2%	36.5%	37.7%

Reconciliation of ROCE
Annualized Net income	$8,396	$8,060	$7,304	$9,120	$8,940
Preferred share dividends and equity related adjustments (U)	57	87	118	57	58
Earnings allocated to participating share awards and other	64	56	54	65	58
Net income attributable to common shareholders (U)	$8,275	$7,917	$7,132	$8,998	$8,824

Average shareholders' equity	$22,280	$23,910	$24,982	$24,994	$23,716
Average preferred shares (U)	1,584	1,820	1,955	1,584	1,584
Average common shareholders' equity	$20,696	$22,090	$23,027	$23,410	$22,132
Return on average common equity (G)	40.0%	35.8%	31.0%	38.4%	39.9%

See Appendix VI for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21
Consolidated
Net interest income	$2,199	$2,108	$1,994	$1,818	$1,830
Exclude:
Interest expense not attributable to our Card Member loan portfolio (V)	158	135	172	195	236
Interest income not attributable to our Card Member loan portfolio (W)	(105)	(98)	(92)	(93)	(96)
Adjusted net interest income (X)	$2,252	$2,145	$2,074	$1,920	$1,970
Average Card Member loans (billions)	$86.8	$82.9	$76.4	$72.8	$70.7
Net interest income divided by average Card Member loans (Y)	10.1%	10.2%	10.4%	10.0%	10.4%
Net interest yield on average Card Member loans (Z)	10.5%	10.3%	10.8%	10.6%	11.3%

Global Consumer Services Group (S)
U.S.
Net interest income	$1,633	$1,596	$1,524	$1,392	$1,421
Exclude:
Interest expense not attributable to our Card Member loan portfolio (V)	34	23	31	44	60
Interest income not attributable to our Card Member loan portfolio (W)	(42)	(36)	(27)	(22)	(25)
Adjusted net interest income (X)	$1,625	$1,583	$1,528	$1,414	$1,456
Average Card Member loans (billions)	$58.1	$56.1	$52.3	$49.9	$49.0
Net interest income divided by average Card Member loans (Y)	11.2%	11.4%	11.7%	11.2%	11.6%
Net interest yield on average Card Member loans (Z)	11.3%	11.2%	11.6%	11.4%	12.1%

Outside the U.S.
Net interest income	$215	$178	$181	$183	$199
Exclude:
Interest expense not attributable to our Card Member loan portfolio (V)	26	27	29	26	26
Interest income not attributable to our Card Member loan portfolio (W)	(3)	(2)	(2)	(2)	(2)
Adjusted net interest income (X)	$238	$203	$208	$207	$223
Average Card Member loans (billions)	$10.4	$10.0	$8.9	$8.4	$8.3
Net interest income divided by average Card Member loans (Y)	8.3%	7.1%	8.1%	8.7%	9.6%
Net interest yield on average Card Member loans (Z)	9.3%	8.0%	9.3%	9.9%	10.9%

Total
Net interest income	$1,848	$1,774	$1,705	$1,575	$1,620
Exclude:
Interest expense not attributable to our Card Member loan portfolio (V)	59	50	60	70	86
Interest income not attributable to our Card Member loan portfolio (W)	(44)	(38)	(29)	(24)	(27)
Adjusted net interest income (X)	$1,863	$1,786	$1,736	$1,621	$1,679
Average Card Member loans (billions)	$68.5	$66.1	$61.2	$58.3	$57.3
Net interest income divided by average Card Member loans (Y)	10.8%	10.7%	11.1%	10.8%	11.3%
Net interest yield on average Card Member loans (Z)	11.0%	10.7%	11.3%	11.1%	11.9%

Global Commercial Services
Net interest income	$314	$290	$267	$234	$220
Exclude:
Interest expense not attributable to our Card Member loan portfolio (V)	91	86	88	87	93
Interest income not attributable to our Card Member loan portfolio (W)	(16)	(17)	(17)	(22)	(22)
Adjusted net interest income (X)	$389	$359	$338	$299	$291
Average Card Member loans (billions)	$18.3	$16.8	$15.2	$14.5	$13.5
Net interest income divided by average Card Member loans (Y)	6.9%	6.9%	7.0%	6.5%	6.5%
Net interest yield on average Card Member loans (Z)	8.6%	8.5%	8.8%	8.3%	8.7%

See Appendix VI for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (N)	$67	$40	$32	$4	$53	26
Less: Net write-offs (principal and fees) - GCP (N)(Q)(R)	8	6	6	(24)	10	(20)
Net write-offs (principal and fees) - GCSG and GSBS (N)	$59	$34	$26	$28	$43	37
Less: Net write-offs (fees only) - GCSG and GSBS (N)	6	4	3	5	7	(14)
Net write-offs (principal only) - GCSG and GSBS (N)	$53	$30	$23	$23	$36	47

Average Card Member receivables
Global Consumer Services Group (GCSG)	$20.5	$21.0	$19.8	$18.6	$17.1	20
Global Small Business Services (GSBS)	17.3	17.5	16.5	15.2	14.0	24
Average receivables (GCSG and GSBS)	$37.8	$38.5	$36.3	$33.8	$31.1	22
GCP (R)	13.2	13.2	12.0	11.1	10.7	23
Total average receivables	$51.0	$51.7	$48.3	$44.9	$41.8	22

Net write-off rate (principal and fees) (N)	0.5%	0.3%	0.3%	—%	0.5%
Net write-off rate (principal and fees) - GCSG and GSBS (N)	0.6%	0.4%	0.3%	0.3%	0.6%
Net write-off rate (principal only) - GCSG and GSBS (N)	0.6%	0.3%	0.2%	0.3%	0.5%

# - Denotes a variance of 100 percent or more.

See Appendix VI for footnote references

American Express Company	(Preliminary)
Appendix IV
(Non Interest Revenues, Marketing and business development and Segment Non-interest revenues)
(Millions, except where indicated)

Effective for the first quarter of 2022, we made the following changes:
• Processed revenue represents revenues earned from processed volumes, previously reported in Discount revenue, Other fees and commissions and Other revenue.
• Service fees and other revenue combines the remaining balances from Other fees and commissions and Other revenue.
• Updated the methodology used for allocating certain revenues across reportable operating segments.
• Disaggregated Marketing and business development expense into Business Development expense and Marketing expense.

	Q4'21		Q3'21		Q2'21		Q1'21		Q4'20		Q3'20		Q2'20		Q1'20		Q4'19		Q3'19		Q2'19		Q1'19		FY 2021		FY 2020		FY 2019
	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst
Non-interest revenues
Discount revenue (A)	$7,482	$7,149	$6,676	$6,369	$6,327	$6,044	$5,242	$5,001	$5,549	$5,284	$4,999	$4,764	$4,015	$3,830	$5,838	$5,557	$6,829	$6,487	$6,566	$6,232	$6,577	$6,248	$6,195	$5,882	$25,727	$24,563	$20,401	$19,435	$26,167	$24,849
Net card fees	1,344	1,344	1,312	1,312	1,286	1,286	1,253	1,253	1,222	1,222	1,191	1,191	1,141	1,141	1,110	1,110	1,077	1,077	1,033	1,033	988	988	944	944	5,195	5,195	4,664	4,664	4,042	4,042
Service fees and other revenue (C)		1,134		839		705		638		594		600		561		947		1,094		1,096		1,113		1,079		3,316		2,702		4,382
Other fees and commissions	680		632		560		520		516		478		449		720		832		825		837		803		2,392		2,163		3,297
Other revenue	531		314		252		219		167		209		186		312		343		362		362		363		1,316		874		1,430
Processed revenue (D)		410		414		390		342		354		322		259		366		423		425		415		400		1,556		1,301		1,663
Total non-interest revenues	$10,037	$10,037	$8,934	$8,934	$8,425	$8,425	$7,234	$7,234	$7,454	$7,454	$6,877	$6,877	$5,791	$5,791	$7,980	$7,980	$9,081	$9,081	$8,786	$8,786	$8,764	$8,764	$8,305	$8,305	$34,630	$34,630	$28,102	$28,102	$34,936	$34,936

Expenses
Marketing		$1,585		$1,412		$1,330		$964		$1,030		$1,122		$745		$799		$975		$911		$884		$813		$5,291		$3,696		$3,583
Business development		1,128		943		889		802		828		700		617		906		978		910		892		762		3,762		3,051		3,542
Marketing and business development	$2,713		$2,355		$2,219		$1,766		$1,858		$1,822		$1,362		$1,705		$1,953		$1,821		$1,776		$1,575		$9,053		$6,747		$7,125

Billed business (Billions)	316.2		280.4		267.8		225.4		239.8		213.6		174.7		242.6		281.6		266.2		269.5		253.2		1,089.8		870.7		1,070.5
Processed volumes (Billions)	51.9		50.3		48.3		43.9		46.1		41.9		36.3		42.8		50.1		48.5		48.3		48.3		194.4		167.1		195.2

Total Non-interest revenues by segment
GCSG	5,175	5,181	4,699	4,704	4,464	4,466	3,819	3,809	3,970	3,963	3,632	3,630	3,024	3,030	4,006	3,986	4,509	4,511	4,333	4,333	4,304	4,304	4,032	4,034	18,157	18,160	14,632	14,609	17,178	17,182
GCS	3,264	3,257	2,978	2,975	2,815	2,811	2,432	2,442	2,523	2,527	2,327	2,327	2,014	2,003	2,788	2,800	3,187	3,178	3,070	3,064	3,059	3,053	2,926	2,918	11,489	11,485	9,652	9,657	12,242	12,213
GMNS	1,419	1,416	1,280	1,278	1,204	1,204	1,061	1,061	1,086	1,089	997	998	827	831	1,233	1,237	1,370	1,372	1,360	1,363	1,368	1,371	1,330	1,333	4,964	4,959	4,143	4,155	5,428	5,439
Corporate and Other	179	183	(23)	(23)	(58)	(56)	(78)	(78)	(125)	(125)	(79)	(78)	(74)	(73)	(47)	(43)	15	20	23	26	33	36	17	20	20	26	(325)	(319)	88	102
AXP Consolidated	10,037	10,037	8,934	8,934	8,425	8,425	7,234	7,234	7,454	7,454	6,877	6,877	5,791	5,791	7,980	7,980	9,081	9,081	8,786	8,786	8,764	8,764	8,305	8,305	34,630	34,630	28,102	28,102	34,936	34,936

See Appendix VI for footnote references

American Express Company	(Preliminary)
Appendix V
(Return on Average Equity and Return on Average Common Equity)

Effective for the first quarter of 2022, the interim period calculation methodologies for Return on average equity and Return on average common equity were modified to present the returns for the period on an annualized basis rather than the preceding twelve months. Prior period amounts have been recast to conform with current period presentation.

	Q4'21		Q3'21		Q2'21		Q1'21		YTD Q3'21		YTD Q2'21
	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst	Rptd	Rcst
Return on average equity (G)	33.7%	33.7%	32.6%	29.2%	30.5%	36.5%	22.6%	37.7%	32.6%	34.7%	30.5%	37.1%
Return on average common equity (G)	35.8%	35.8%	34.7%	31.0%	32.2%	38.4%	23.9%	39.9%
See Appendix VI for footnote references

Appendix VI	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation. See Appendix IV and V for certain prior period recast amounts.
(A)	Discount revenue represents the proportion of billed business earned and retained by us for facilitating transactions between Card Members and merchants on payment products issued by American Express.
(B)	Effective April 1, 2021, we prospectively changed the recognition of certain costs paid to a third party previously recognized over the twelve month card membership period in Net card fees in the Consolidated Statements of Income; such costs are now recorded as incurred in Marketing expenses.
(C)	Service fees and other revenue includes service fees and travel commissions earned from merchants and other customers which are generally recognized in the period when the service is performed, and delinquency and foreign currency-related fees which are primarily recognized in the period when they are charged to the Card Member. In addition, Service fees and other revenue includes income (losses) from our investments in which we have significant influence, and therefore account for under the equity method.
(D)	Processed revenue includes revenues related to network partnership agreements, comprising royalties, fees and amounts earned for facilitating transactions on cards issued by network partners. Processed revenue also includes fees earned on alternative payment solutions facilitated by American Express.
(E)	Represents net income, less (i) earnings allocated to participating share awards of $16 million, $11 million, $14 million, $16 million and $15 million in Q1'22, Q4'21, Q3'21, Q2'21 and Q1'21, respectively; (ii) dividends on preferred shares of $14 million, $22 million, $20 million, $15 million and $14 million in Q1'22, Q4'21, Q3'21, Q2'21 and Q1'21, respectively; and (iii) equity-related adjustments of $7 million and $9 million in Q4'21 and Q3'21, respectively, related to the redemption of preferred shares. (refer to Footnote "U").
(F)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(G)	Effective Q1'22, we have changed the way we calculate Return on Average Equity (ROE) and Return on Average Common Equity (ROCE). ROE is calculated by dividing annualized net income for the period by average shareholders' equity for the period. ROCE is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(H)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(I)	Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions. Network volumes represent our total volumes.
(J)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(K)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(L)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(M)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(N)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(O)	Beginning Q1'20, we offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of March 31, 2022. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(P)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "Y" and "Z").
(Q)	Q2'21 includes a $37 million partial recovery in Card Member receivables related to a corporate client bankruptcy, which had resulted in a $53 million write-off in the prior year in the Global Commercial Services (GCS) segment.
(R)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(S)	As a result of organizational changes announced during the second quarter of 2021, our loyalty coalition business results, which were previously reported within the GMNS segment, are now reported within the GCSG segment. Prior period segment results have been revised to conform with current period presentation.
(T)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q1'22 apply to the period(s) against which such results are being compared).
(U)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021 and the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021. The difference between the redemption value and carrying value of the redeemed Series B and C Preferred Shares resulted in reductions of $7 million and $9 million to net income available to common shareholders, in Q4'21 and Q3'21, respectively.
(V)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(W)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(X)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(Y)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(Z)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.